EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. 1350

I, Chad L. Stephens, Chief Executive Officer of PHX Minerals Inc. (the “Issuer”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer’s Quarterly Report on Form 10-Q for the period that ended June 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), that:

(1)
The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Chad L. Stephens
Chad L. Stephens President,
Chief Executive Officer

August 7, 2024